UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2026

Central Index Key Number of the issuing entity: 0002158812

AXDB 2026-MULT1 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0002159526

AXMF 2026-1 LLC

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-283864-06	04-3310019
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

1 Columbus Circle, New York, New York	10019
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On October 23, 2026, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) entered into an underwriting agreement, dated as of October 23, 2026 and attached as Exhibit 1.1 hereto (the “Underwriting Agreement”), with Deutsche Bank Securities Inc. (“DBSI”), Drexel Hamilton, LLC (“Drexel”) and Mischler Financial Group, Inc. (“Mischler” and, together with DBSI and Drexel, the “Underwriters”) and German American Capital Corporation (“GACC”), with respect to the sale of the Publicly Offered Certificates (as defined below), that is scheduled to occur on or about November 17, 2026 (the “Closing Date”).

On October 23, 2026, the Registrant also entered into a certificate purchase agreement, dated as of October 23, 2026, with DBSI, Drexel and Mischler (collectively in such capacity, the “Initial Purchasers”) and GACC, with respect to the sale of the Privately Offered Certificates (as defined below), that is also scheduled to occur on or about the Closing Date. The Privately Offered Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Registrant is expected to cause the issuance of the AXDB 2026-MULT1 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2026-MULT1 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of November 1, 2026 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of (x) the following classes (each, a “Class”), designated as (i) the Class A-2, Class A-3, Class X-A, Class A-M, Class B and Class C Certificates, having an aggregate initial certificate balance of $483,577,000 (collectively, the “Publicly Offered Certificates”), (ii) the Class D, Class E, Class F-RR, Class G-RR and Class R Certificates, having an aggregate initial certificate balance of $64,386,000 (collectively, the “Privately Offered Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about the Closing Date, under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 38 multifamily and manufactured housing mortgage loans (the “Mortgage Loans”), secured by first mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee simple in 55 multifamily and/or manufactured housing properties. Certain of the Mortgage Loans were acquired by the Registrant from GACC pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated October 23, 2026, between the Registrant and GACC; and certain of the Mortgage Loans were acquired by the Registrant from AXMF 2026-1 LLC (“AXMF”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated October 23, 2026, between the Registrant, AXMF and Axonic Alternative Income Fund.

Trimont LLC, the master servicer under the Pooling and Servicing Agreement, has engaged the services of (i) CBRE Loan Services, Inc. as a sub-servicer with respect to fourteen mortgage loans, pursuant to that certain sub-servicing agreement, dated as of November 1, 2026 and attached hereto as Exhibit 99.3, between Trimont LLC, as master servicer, and CBRE Loan Services, Inc., as sub-servicer, and (ii) Walker & Dunlop, LLC, as a sub-servicer with respect to five mortgage loans, pursuant to that certain sub-servicing agreement, dated as of November 1, 2026 and attached hereto as Exhibit 99.4, between Trimont LLC, as master servicer, and Walker & Dunlop, LLC, as sub-servicer, the terms of which agreements are described under “Transaction Parties—The Cashiering Sub-Servicers—Summary of the Significant Sub-Servicing Agreements” in the Prospectus.

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and (ii) the sale of the Privately Offered Certificates by the Registrant to the Initial Purchasers, pursuant to the Certificate Purchase Agreement. Only the Publicly Offered Certificates will be offered to the public. The Privately Offered Certificates will be sold and transferred in transactions exempt from registration under the Securities Act of 1933, as amended.

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The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus (the “Prospectus”), dated October 23, 2026 and filed with the Securities and Exchange Commission on October 27, 2026. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-283864) was originally declared effective on March 5, 2025.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:
1.1	Underwriting Agreement, dated as of October 23, 2026, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Drexel Hamilton, LLC and Mischler Financial Group, Inc.
4.1	Pooling and Servicing Agreement, dated as of November 1, 2026, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, trustee, custodian and paying agent, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 23, 2026.
99.1	Mortgage Loan Purchase Agreement, dated October 23, 2026, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated October 23, 2026, between Deutsche Mortgage & Asset Receiving Corporation, AXMF 2026-1 LLC and Axonic Alternative Income Fund.
99.3	Subservicing Agreement, dated as of November 1, 2026, by and between Trimont LLC, as master servicer, and CBRE Loan Services, Inc. as a sub-servicer.
99.4	Subservicing Agreement, dated as of November 1, 2026, by and between Trimont LLC, as master servicer, and Walker & Dunlop, LLC as a sub-servicer.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By:	/s/ Matt Smith
	Name:	Matt Smith
	Title:	Director

	By:	/s/ Helaine Kaplan
		Name:	Helaine Kaplan
		Title:	Managing Director

Dated: October 27, 2026

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